CTS Corporation
Form 10-K
Fourth Quarter 2008

EXHIBIT (10)(bb)

Second Amendment
to the CTS Corporation Pension Plan
(Amended and Restated Effective May 1, 2006
and dated February 4, 2005)

Whereas, CTS Corporation (the "Company") maintains the CTS Corporation Pension Plan (the "Merged Plan") for the benefit of its eligible employees;

Whereas, the Merged Plan has been amended and restated effective May 1, 2006 and most recently dated February 4, 2005;

Whereas, under section 9.1 of the Merged Plan, the Company reserves the right to amend, modify, suspend, or terminate the Merged Plan at any time by resolution of the Board of Directors; and

Whereas, the Electromechanical Division of the Company maintains the CTS Corporation Retirement Plan as adopted by the Electromechanical Division (the "Electromechanical Division Plan") (as amended and restated effective March 1, 2005 and most recently dated February 4, 2005);

Whereas, the Company maintains the CTS Corporation Retirement Plan, (the "Corporate Plan") (as amended and restated effective March 1, 2005 and most recently dated February 4, 2005);

Whereas, effective December 31, 2008, the Company will merge the Electromechanical Division Plan and the Corporate Plan into the Merged Plan;

Whereas, the assets and liabilities of the Electromechanical Division Plan and the Corporate Plan will be transferred to the Merged Plan on or about December 31,2008;

Whereas, under section 9.1 of the Merged Plan, the Company reserves the right to amend, modify, suspend, or terminate the Merged Plan at any time by resolution of the Board of Directors; and

Whereas, the Company desires to amend the Merged Plan to reflect the merger and make an amendment to bring the Merged Plan into documentary compliance.

Now, therefore, the Merged Plan is amended as follows, effective December 31, 2008, unless otherwise provided:

1.
Effective as of December 31, 2008, Appendix E to the Merged Plan shall be established and shall consist of the pre-merger Electromechanical Plan document (as amended and restated effective March 1, 2005 and most recently dated February 4, 2005) and shall represent a complete set of provisions applicable to employees and participants to which Appendix E applies.

2.
Effective as of December 31,2008, Appendix F to the Merged Plan shall be established and shall consist of the pre-merger Corporate Plan document (as amended and restated effective March 1, 2005 and most recently dated February 4, 2005) and shall represent a complete set of provisions applicable to employees and participants to which Appendix F applies.

   3.  Section 1.1 of the Merged Plan is amended in its entirety as follows:

"1.1 Establishment of the Plan

(a)
On August 13, 1957, CTS Corporation established a pension plan, and as may be amended from time to time, was known as the "CTS Corporation Salaried Employees' Pension Plan" (hereinafter referred to as the "Plan").

(b)
The Company, through its Resistor Network Division, also maintains the CTS Corporation Retirement Plan as adopted by the Resistor Network Division (the "Resistor Network Division Plan"). The Company, through its Asheville Division, Electromechanical Group, further maintains the CTS Corporation Retirement Plan, as adopted by the Asheville Division, Electromechanical Group (the "Asheville Division Plan"). The Resistor Network Division Plan and the Asheville Division Plan was merged into the Plan as of December 31, 2002. The assets and liabilities of the Resistor Network Division Plan and the Asheville Division Plan were merged into this Plan at such time. The post-merger surviving plan was renamed the CTS Corporation Pension Plan (the "Plan," effective December 31, 2002), and applies to certain salaried and hourly employees who satisfy the requirements for participation.

(c )
The Company, through its Electromechanical Division, also maintains the CTS Corporation Retirement Plan as adopted by the Electromechanical Division (the "Electromechanical Division Plan"). The Company, further maintains the CTS Corporation Retirement Plan (the "Corporate Plan"). The Electromechanical Division Plan and the Corporate Plan will be merged into this Plan as of December 31, 2008. The assets and liabilities of the Electromechanical Division Plan and the Corporate Plan will be merged into this Plan at such time. The post-merger Plan applies to certain salaried and hourly employees who satisfy the requirements for participation.

Effective as of the 2008 merger, the Merged Plan document shall contain new Appendix E, which shall be the prior Electromechanical Division Plan document and shall represent a complete set of provisions applicable to employees and participants to which Appendix E applies. Also effective as of the merger, the Merged Plan document shall contain new Appendix F, which shall be the prior Corporate Plan document and shall represent a complete set of provisions applicable to employees and participants to which Appendix F applies.

Notwithstanding the foregoing, the Merged Plan contained in this document and Appendix A through F is intended to be a "single plan" as such term is defined IRS regulation section 1.414(l)-l(b)(l). All of the assets of the Merged Plan shall be available to provide benefits under the Merged Plan. In the discretion of the Administrator, separate accounting may be maintained for various divisions of the Company participating in the Merged Plan for purposes of cost allocation, but separate accounting shall not be maintained for purposes of providing benefit under the Merged Plan."

 4.   Section 1.4 will be added to the Merged Plan as follows:

"1.4 Appendices to the Plan

(a)
Effective December 31, 2002, the Plan document shall contain Appendix C which shall consist of the prior plan document for the Resistor Network Division Plan (as amended and restated effective December 8, 1994 and most recently dated June 12, 2002). Appendix A shall represent a complete set of provisions for employees and participants to which the Appendix applies.

(b)
Effective December 31, 2002, the Plan document shall contain Appendix D which shall consist of the prior plan document for the Asheville Division Plan (as amended and restated effective December 8, 1994 and most recently dated June 12, 2002). Appendix B shall represent a complete set of provisions for employees and participants to which the Appendix applies."

(c)
Effective December 31, 2008 the Plan document shall contain Appendix E which shall consist of the prior plan document for the Electromechanical Division Plan (as amended and restated effective March 1, 2005 and most recently dated February 5, 2005). Appendix E shall represent a complete set of provisions for employees and participants to which the Appendix applies.

(d)
Effective December 31, 2008, the Plan document shall contain Appendix F which. shall consist of the prior plan document for the Corporate Plan (as amended and restated effective March 1, 2005 and most recently dated February 5, 2005). Appendix F shall represent a complete set of provisions for employees and participants to which the Appendix applies.

5.   Section 1.1 of Appendix E to the Merged Plan shall be amended in its entirety as follows:

"1.1 Establishment of the Plan.

Effective July 1, 1950, the Electromechanical Division of CTS Corporation (the "Employer") established the CTS Corporation Retirement Plan as adopted by the Electromechanical Division (hereinafter referred to as the "Electromechanical Division Plan") for the benefit of its hourly employees.

The Electromechanical Division Plan was amended and restated effective December 8, 1994 to reflect amendments required by GUST (the Uruguay Round Agreements Act, Pub. L. 103-465; the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353; the Small Business Job Protection Act of 1996, Pub. L. 104-188; the Taxpayer Relief Act of 1997, Pub. L. 105-34; the Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206; the Community Renewal Tax Relief Act of 2000, Pub. L. 106-554), and other changes deemed necessary by the Employer. Certain amendments adopted herein with effective dates of January 1,2002 and, thereafter, reflect provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The amendments for EGTRRA are intended as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder.

The Company also maintains the CTS Corporation Pension Plan. Effective as of December 31, 2008, the Electromechanical Division Plan shall be merged into the CTS Corporation Pension Plan, and the assets and liabilities of the Electromechanical Division Plan will be merged into the CTS Corporation Pension Plan. The provisions of the post-merger Plan that apply to employees of the Electromechanical Division of CTS Corporation are within this Plan document, which shall be Appendix E to the post-merger Merged Plan effective  December 31, 2008."

6.   Section 1.1 of Appendix F to the Merged Plan shall be amended in its entirety as follows:

"1.1 Establishment of the Plan

On August 16, 1950, CTS Corporation (the "Employer") established the CTS Corporation Retirement Plan (the "Corporate Plan"), which Corporate Plan has been amended and restated from time to time.

The Corporate Plan was amended and restated effective December 8, 1994 to reflect amendments required by GUST (the Uruguay Round Agreements Act, Pub. L. 103-465; the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353; the Small Business Job Protection Act of 1996, Pub. L. 104-188; the Taxpayer Relief Act of 1997, Pub. L. 105-34; the Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206; the Community Renewal Tax Relief Act of 2000, Pub. L. 106-554), and other changes deemed necessary by the Employer. Certain amendments adopted herein with effective dates of January 1,2002 and, thereafter, reflect provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The amendments for EGTRRA are intended as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder.

The Company also maintains the CTS Corporation Pension Plan. Effective as of December 31, 2008, the Plan shall be merged into the CTS Corporation Pension Plan, and the assets and liabilities of the Corporate Plan will be merged into the CTS Corporation Pension Plan. The provisions of the post-merger Plan that apply to employees covered by the Corporate Plan are within this Plan document, which shall be Appendix F to the post-merger Merged Plan effective December 31, 2008."

7.	Section 2. l(g) of each of Appendix C, Appendix D, Appendix E, and Appendix F of the Merged Plan shall be amended to add the following new subparagraph (iii), effective as of January 1,2004:

"(iii) In accordance with the Pension Funding Equity Act of 2004 ("PFEA") and with Code Section 415(b)(2)(E)(ii) as in effect prior to the Pension Protection Act of 2006, the interest rate of 5.5 percent shall be substituted for the Applicable Interest Rate for Plan Years beginning in 2004 and 2005, in the case of a payment form subject to the minimum present value requirements of Code section 417(e)(3); provided however, that the transition rule of PFEA Section 101 (d)(3) and IRS Notice 2004-78 shall be applied. For Plan Years beginning on or after January 1, 2006, in the case of a payment form subject to the minimum present value requirements of Code section 417(e)(3), the interest rate used to the determine the equivalent straight life annuity shall be 5.5 percent or such higher interest rate as described in Code section 415(b)(2)(E)(ii)."

8.	Section 7.5(b) of the Merged Plan is amended to add the following as a new paragraph 4, effective as of January 1, 2004:

"(4)
Applicable Interest Rate: Notwithstanding anything herein to the contrary, in accordance with the Pension Funding Equity Act of 2004 ('TFEA") and with Code Section 415(b)(2)(E)(ii) as in effect prior to the Pension Protection Act of 2006, the interest rate of 5.5 percent shall be substituted for the Applicable Interest Rate for Plan Years beginning in 2004 and 2005, in the case of a payment form subject to the minimum present value requirements of Code section 417(e)(3); provided however, that the transition rule of PFEA Section 101(d)(3) and IRS Notice 2004-78 shall be applied. For Plan Years beginning on or after January 1, 2006, in the case of a payment form subject to the minimum present value requirements of Code section 417(e)(3), the interest rate used to the determine the equivalent straight life annuity shall be 5.5 percent or such higher interest rate as described in Code section 415(b)(2)(E)(ii)."

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In Witness Whereof, CTS Corporation has caused this Amendment to be signed on its behalf and attested by its duly authorized officers this 23rd day of December, 2008.

CTS Corporation
/s/ Richard G. Cutter	/s/ James L. Cummins
Name: Richard G. Cutter	Name: James L. Cummins
Its Secretary	Its Sr. Vice President, Administration

                                                                                       (Corporate Seal)